Exhibit 10.26

[LOGO]

Michael Howard
Chief Financial Officer
Greenwich Kahala Aviation Ltd.
Fitzwilliam Hall,
Fitzwilliam Place,
Dublin 2,
Ireland

14 February 2011

Dear Sirs,

We refer to the Services Agreement of 5th January 2011 between Greenwich Kahala Aviation Limited (the “Company”) and AIB International Financial Services Limited (“AIBIFS”) (together the “Agreement”).

The undersigned hereby agree:

(a)	the reference in Clause 9.1 of the Agreement to “Euro 35,000” shall be deleted and substituted by “Euro 55,000”;

(b)	the reference in Clause 9.4 of the Agreement to “8 week” shall be deleted and substituted by “17 week”; and

(c)	the reference in Clause 9.4 of the Agreement to “€25,000” shall be deleted and substituted by “€35,000”.

This letter shall be interpreted and construed as one with the Agreement and shall be interpreted and construed in accordance with the laws of Ireland for the time being in force.

Please confirm your acknowledgement of and agreement to be bound by the terms of this letter by signing the acknowledgement at the foot hereof.

Yours faithfully,

/s/ Fergal Molony
for and on behalf of
AIB International Financial Services Limited

We hereby acknowledge and agree to be bound by the terms of the above.

/s/ Michael Howard
for and on behalf of
Greenwich Kahala Aviation Limited